                                     FORM 8-K

                                  CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


                                   AUGUST 10, 1998
                  Date of Report (Date of earliest event reported)

                              @ Entertainment, Inc.
-------------------------------------------------------------------------------
                     (Exact name of Registrant as Specified in Charter)



     Delaware                        000-22877                 06-1487156
----------------------              -------------         -------------------
(State or Other Juris. of           (Commission)           (IRS Employer)
 Incorporation)                      File Number)         Identification No.)

One Commercial Plaza
Hartford, Connecticut 06103-3585
--------------------------------
(Address of Principal
Executive Offices)

                                     (860) 549-1674
                                   --------------------
                                    (Registrant's
                                    telephone number,
                                    including area code)



Item 5.   Other Events.

          On August 10, 1998, @ Entertainment, Inc. (the "Company") issued a press release related to the Company's financial results for the quarter ended June 30, 1998. A copy of the press release is attached as Exhibit 99 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.



                   Number              Description
                   ------              -----------

                     99                Press Release of @ Entertainment,
                                         Inc. dated August 10, 1998.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         @ Entertainment, Inc.

Date: August 10, 1998                    By:  /s/ Donald Miller-Jones
                                            ----------------------------------
                                             By:  Donald Miller-Jones
                                             Its: Chief Financial Officer,
                                                  Vice President and Treasurer

                                 EXHIBIT INDEX

NUMBER      DESCRIPTION

99          Press Release of @Entertainment, Inc. dated August 10, 1998.